ARMOUR RESIDENTIAL REIT, Inc. Company Update June 21st, 2016

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures 2 Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities or financial instruments. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

ARMOUR Monthly Metrics 3 (1) Some of the data may be based on information preceding the date of the report (i.e., closing prices). (2) A portion of the dividend payable has been subtracted from the *estimated* book value based on accrual throughout the month. (3) Leverage does not include TBA dollar rolls or forward settling transactions. Leverage is based on current equity. Quarter Asset Yield Cost of Funds Net Interest Margin Q1 2014 3.20 1.37 1.82 Q2 2014 2.85 1.40 1.46 Q3 2014 2.68 1.25 1.43 Q4 2014 2.71 1.44 1.27 Q1 2015 2.72 1.52 1.20 Q2 2015 2.61 1.24 1.36 Q3 2015 2.56 1.12 1.44 Q4 2015 2.70 1.13 1.58 Q1 2016 2.73 1.36 1.37 Report Date (1) 4/20/2016 5/18/2016 6/21/2016 Common Stock Price $21.87 $19.16 $19.33 Estimated Book Value(2) $25.00 $25.45 $25.12 Common Shares Outstanding 36,748,987 36,759,245 36,759,245 Preferred A Shares Outstanding 2,180,572 2,180,572 2,180,572 Preferred B Shares Outstanding 5,650,000 5,650,000 5,650,000 Asset Balance Sheet Duration 3.64 3.81 3.56 Hedge Balance Sheet Duration -3.09 -2.86 -2.67 Net Balance Sheet Duration 0.56 0.96 0.88 Leverage(3) 9.0 7.7 7.1 Rates DV01 622,400 1,045,000 942,000 Spread DV01 5,461,000 5,593,000 5,277,000 FNCL 3.5 Price 104.78 104.44 105.05 FNCI 3.0 Price 104.41 104.22 104.52 10 Yr Treasury Yield 1.77% 1.86% 1.61% 5 Year OIS Swap Rate 0.89% 1.01% 0.77% 10 Year OIS Swap Rate 1.29% 1.35% 1.12%

ARMOUR Capitalization, Dividend Policy, Transparency and Manager • Portfolio and liability details are updated monthly at www.armourreit.com. • Premium amortization is expensed monthly as it occurs. No yield smoothing.(2) • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman and separate Lead Independent Director. Transparency and Governance 4 ARMOUR REIT Manager • ARMOUR REIT is externally managed by ARMOUR Capital Management LP. Common Stock Dividend Policy Capitalization • 36,759,245 shares of common stock outstanding (NYSE: “ARR”).(1) • 2,180,572 shares of Series A Preferred Stock outstanding (NYSE: “ARR PrA”). • 5,650,000 shares of Series B Preferred Stock outstanding (NYSE: “ARR PrB”). • Estimated book value of common stock of $923.4 million. • Preferred stock par value of $195.8 million • ARMOUR pays common stock dividends monthly. • Dividends are typically announced on a monthly basis. Information as of 6/17/2016. (1) Share count data is as of 6/17/2016 close. (2) Due to the prepayment lockout feature of our Agency multifamily securities, premium is amortized using a level yield methodology.

ARMOUR Balance Sheet Metrics ARMOUR invests in mortgage securities. Current equity allocation is: • 41.0% of equity in Agency securities (unlevered securities and repo haircuts). • 19.3% of equity in Non-Agency securities (unlevered securities and repo haircuts). • 39.7% of equity in cash, receivables and hedges. 0.88 net balance sheet duration. • 3.56 gross asset duration. • -2.67 hedge duration. $5.8 billion in hedges (interest rate swaps). • 56.9% of long fixed rate assets hedged (57.9% with current paying swaps). • 77.8% of long fixed rate asset repurchase agreements hedged (79.2% with current paying swaps). $523.9 million in total liquidity. • $323.4 million in true cash. • $90.8 million in unlevered securities. • $109.7 million in short term Agency P&I. 7.1x estimated shareholder’s equity. • $8.0 billion in net REPO borrowings. 5 Assets Duration Hedging Liquidity Leverage Information as of 6/17/2016.

ARMOUR Portfolio Strategy and Investment Methodology 6 Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a strong bias toward a ‘buy and hold’ strategy rather than a ‘trading’ strategy. ARMOUR will strategically sell assets when it believes market conditions warrant. Information as of 6/17/2016. Non-Agency Structure Analysis o Seniority, subordination model. o Model completeness and accuracy. o Litigation and policy risks. Agency & Non-Agency Class Analysis o Prepayment history. o Prepayment expectations. o Premium/discount. o Liquidity. Agency & Non-Agency Loan Analysis o Original and current loan balance. o Year of origination. o Originating company, third-party originators. o Loan seasoning. o Principal amortization schedule. o Original loan-to-value ratio. o Geography. o 94.0% of our 15yr MBS are between 85k – 175k loan balances. Agency Pool Analysis o Prepayment history and expectations. o Premium over par. o Hedgability. o Liquidity. o Diversify broadly to limit idiosyncratic pool risk.

ARMOUR Agency & Non-Agency Portfolio 7 Information as of 6/17/2016. Portfolio value is based on independent third-party pricing. Information includes estimates of the effect of forward settling trades. Some totals may not foot due to rounding. ARMs & Hybrids 0.9% 93.4$ 104.7% 104.0% 2.51/3.10 0.99 Agency Multifamily Ballooning in 120 Months or Less 15.5% 1,693.2$ 102.6% 107.7% 3.18/4.32 6.77 Fixed Rates Maturing Between 0 and 120 Months 1.4% 151.5$ 104.8% 106.0% 3.98/4.35 2.28 Fixed Rates Maturing Between 121 and 180 Months 24.4% 2,668.7$ 104.9% 106.4% 3.43/3.94 3.16 Fixed Rates Maturing Between 181 and 240 Months 17.0% 1,860.9$ 106.6% 107.7% 3.89/4.37 2.45 Fixed Rates Maturing Between 241 and 300 Months 0.1% 12.9$ 108.9% 109.7% 4.50/4.88 2.80 Fixed Rates Maturing Between 301 and 360 Months 11.3% 1,239.9$ 106.0% 107.4% 3.85/4.35 3.59 FNCI 2.5% TBA 4.7% 513.8$ 102.2% 102.8% 2.50/3.05 2.38 FNCL 3% TBA 16.5% 1,800.6$ 102.4% 102.9% 3.00/3.78 3.88 Total or Weighted Average 91.7% 10,034.9$ 104.4% 106.2% 3.40/4.06 3.75 Legacy Prime Fixed 0.2% 22.1$ 81.6% 81.3% 6.03/5.33 0.30 Legacy Prime Hybrid 0.1% 13.1$ 87.9% 87.5% 2.48/2.90 1.23 Legacy Alt-A Fixed 0.6% 66.1$ 79.7% 79.6% 5.86/5.11 0.06 Legacy Alt-A Hybrid 0.1% 6.1$ 81.4% 81.4% 2.90/3.20 0.00 New Issue Prime Fixed 0.1% 11.2$ 97.2% 97.2% 3.66/3.95 4.97 Credit Risk Transfer 5.8% 629.0$ 97.7% 99.4% 5.01/4.21 0.32 NPL/RPLs 1.4% 155.4$ 99.3% 99.7% 3.79/4.26 0.75 Total or Weighted Average 8.3% 903.1$ 96.0% 97.2% 4.82/4.28 0.45 Weighted Average Net/Gross Estimated Effective Duration Using Current Values Total Non-Agency Securities % of Portfolio Current Value (millions) Weighted Average Purchase Price Weighted Average Current Market Price Weighted Average Net/Gross Estimated Effective Duration Using Current Values Total Agency Securities % of Portfolio Current Value (millions) Weighted Average Purchase Price Weighted Average Current Market Price

ARMOUR Balance Sheet Hedge Metrics 8 (1) The duration contribution to the balance sheet is based on effective duration and market value. Information and pricing as of 6/17/16. Some totals may not foot due to rounding. Agency Assets 3.41 Non-Agency Assets 0.15 Interest Rate Swaps -2.67 Net Balance Sheet 0.88 Total Duration Contribution to Balance Sheet Long Fixed Rate Assets* 9,952.6$ 56.9% 57.9% Long Fixed Rate Asset Repo Balance* 7,275.9$ 77.8% 79.2% *Includes $11.2mm of Non-Agency New Issue Prime Fixed Repo Amount (millions) Current Hedge % (Current Paying) Total Hedge % (All Hedges)

ARMOUR Hedge Portfolio 9 Information as of 6/17/2016. Some totals may not foot due to rounding. Current Pay Remaining Term Weighted Average Remaining Notional Amount (millions) Weighted Average Rate Interest Rate Swap 0-12 Months 0 -$ 0.00 Interest Rate Swap 13-24 Months 17 750.0$ 0.79 Interest Rate Swap 25-36 Months 0 -$ 0.00 Interest Rate Swap 37-48 Months 41 2,410.0$ 1.48 Interest Rate Swap 49-60 Months 0 -$ 0.00 Interest Rate Swap 61-72 Months 67 275.0$ 2.04 Interest Rate Swap 73-84 Months 80 1,425.0$ 2.10 Interest Rate Swap 85-96 Months 0 -$ 0.00 Interest Rate Swap 97-108 Months 0 -$ 0.00 Interest Rate Swap 109-120 Months 117 800.0$ 2.25 Total or Weighted Average 60 $ 5,660.0 1.68 In addition to the above current pay interest rate swaps, the Company also has $100 million of forward starting swaps beginning in July 2016.

ARMOUR Portfolio Constant Prepayment Rates (“CPR”) 10 ARMOUR expenses premium amortization monthly as it occurs. Constant Prepayment Rate (“CPR”) is the annualized equivalent of single monthly mortality (“SMM”). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR REPO Composition 11 (1) ARMOUR has 41 lending counterparties. Information as of 6/17/2016. Some totals may not foot due to rounding. Weighted Average Repo Rate 0.80% Weighted Average Haircut 6.83% Debt to Shareholders' Equity Ratio 7.1 1 Mitsubishi UFJ Securities (USA), Inc. 668.2$ 8.4% 52 33 52 2 ICBC Financial Services LLC 528.0$ 6.6% 38 22 31 3 Wells Fargo Securities 479.2$ 6.0% 30 28 31 4 E D & F Man Capital Markets Inc. 465.2$ 5.8% 62 37 83 5 The Bank of New York Mellon 450.0$ 5.6% 227 61 98 6 Daiwa Securities America Inc. 392.2$ 4.9% 56 22 26 7 ING Financial Markets LLC 391.1$ 4.9% 32 19 21 8 The Bank of Nova Scotia 354.8$ 4.5% 46 18 31 9 Citibank, N.A. 342.4$ 4.3% 332 134 152 10 Societe Generale 328.2$ 4.1% 47 20 27 11 Morgan Stanley & Co. LLC 320.6$ 4.0% 66 30 69 12 ABN AMRO Bank N.V. 286.8$ 3.6% 59 41 42 13 KGS-Alpha Capital Markets, L.P. 285.9$ 3.6% 56 35 59 14 J.P. Morgan Securities LLC 278.7$ 3.5% 89 56 68 15 FHLB - Cincinnati 250.9$ 3.1% 3 3 3 16 Merrill Lynch, Pierce, Fenner & Smith Inc. 235.2$ 3.0% 31 17 31 17 Nomura Securities International, Inc. 225.9$ 2.8% 57 45 82 18 Citigroup Global Markets Inc. 212.9$ 2.7% 53 28 46 19 Mizuho Securities USA Inc. 210.8$ 2.6% 70 38 52 20 RBC Capital Markets 210.3$ 2.6% 62 20 24 21 South Street Securities LLC 199.7$ 2.5% 27 10 10 22 Natixis Financial Products LLC 181.6$ 2.3% 47 21 26 23 BNP Paribas Securities Corp. 160.4$ 2.0% 57 50 53 24 Guggenheim Securities, LLC 130.4$ 1.6% 51 31 31 25 Wells Fargo Bank, N.A. 101.4$ 1.3% 30 14 26 26 Federal Home Loan Bank of Des Moines 100.0$ 1.3% 366 170 170 27 Royal Bank of Canada 69.1$ 0.9% 92 49 91 28 Deutsche Bank Securities Inc. 32.8$ 0.4% 61 25 25 29 UBS Securities LLC 30.0$ 0.4% 1098 311 311 30 Barclays Capital Inc. 29.1$ 0.4% 41 34 34 31 Credit Suisse Securities (USA) LLC 13.9$ 0.2% 35 6 7 Total or Weighted Average 7,965.5$ 100.0% 79 37 REPO Counter-Party(1) Principal Borrowed (millions) Percentage of REPO Positions with ARMOUR Weighted Average Original Term in Days Longest Remaining Term in Days Weighted Average Remaining Term in Days

12 www.armourreit.com ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 772-617-4340